BLACKROCK GLOBAL GROWTH FUND, INC.

SUPPLEMENT DATED NOVEMBER 20, 2008
TO THE PROSPECTUS DATED DECEMBER 17, 2007

Effective November 17, 2008, the following changes are made to the Prospectus of BlackRock Global Growth Fund, Inc.

The section in the Prospectus captioned “How the Fund Invests — About the Portfolio Manager” on page 9 is amended as follows:

The description of the Fund’s portfolio manager is deleted and the following description is inserted below the heading:

The Fund is managed by a team of investment professionals. Thomas P. Callan and Michael D. Carey are the co-portfolio managers and are jointly and primarily responsible for the day-to-day management of the Fund.

In addition, in the section captioned “Management of the Fund — BlackRock Advisors, LLC,” the discussion of the Fund’s portfolio manager beginning on page 40 is deleted in its entirety and replaced with the following:

The fund is managed by Michael D. Carey, CFA, Managing Director at BlackRock Advisors, LLC (BlackRock), and Thomas P. Callan, CFA, Managing Director at BlackRock.

Mr. Carey is a member of the BlackRock Global Opportunities Team. He is a portfolio manager for international small cap equity portfolios and a strategist for all of the team’s products. Prior to joining BlackRock in 1998, Mr. Carey was an investment strategist with PNC. He began his career as a fixed income analyst with PNC in 1992.

Mr. Callan, senior portfolio manager, is head of BlackRock Global Opportunities Team and is a manager and strategist for all of the team’s portfolios. He is a member of the BlackRock Equity Operating Committee. Prior to joining BlackRock as a member of the global emerging-cap team in 1998, Mr. Callan was with the PNC Asset Management Group (PNC), which he joined in 1992.

For more information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of Fund shares, please see the Statement of Additional Information.

Code #19012-1207-SUP